UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 26, 2008
Progress Software Corporation
(Exact name of registrant as specified in its charter)
Commission file number: 0-19417

Massachusetts (State or other jurisdiction of incorporation or organization)	04-2746201 (I.R.S. employer identification no.)
14 Oak Park
Bedford, Massachusetts 01730
(Address of principal executive offices, including zip code)
(781) 280-4000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Ex-2.1 Implementation Agreement, dated as of June 25, 2008
Ex-2.2 Deed of Limited Guaranty and Indemnity, dated as of June 25, 2008
Ex-2.3 Expenses Reimbursement and Non-Solicitation Agreement, dated as of June 25, 2008
Ex-2.4 Form of Voting Undertaking Executed by Members of IONA's Board of Directors
Ex-2.5 Voting Undertaking, dated June 25, 2008, by Progress SC

Item 1.01.	Entry into a Material Definitive Agreement.
     On June 25, 2008, Progress Software Corporation, a Massachusetts corporation (“Progress Software”), and IONA Technologies PLC, a public limited company incorporated under Irish law (“IONA”) announced that IONA and Progress Software have reached agreement on the terms of a recommended acquisition pursuant to a scheme of arrangement under Section 201 of the Irish Companies Act of 1963 (the “Act”) whereby SPK Acquisitions Limited (“SPK”), a private limited company incorporated under Irish law and a wholly-owned subsidiary of Progress Software, will acquire all of the issued and to be issued ordinary share capital of IONA not already owned by Progress Software or its subsidiaries for cash (the “Scheme”).
     In connection with the Scheme, IONA, SPK and Progress Software entered into an Implementation Agreement on June 25, 2008 (the “Implementation Agreement”), which governs their relationship during the period until the Scheme becomes effective, lapses or is withdrawn and which contains certain assurances in relation to the implementation of the Scheme and the conduct of IONA’s business up to the date on which the Scheme becomes effective in accordance with its terms.
     Under the terms of the Scheme, IONA shareholders will be entitled to receive $4.05 in cash per ordinary share of €0.0025 par value in IONA (each, an “IONA Share”) in return for the cancellation of their IONA Shares (the “Consideration”), excluding shares held by Progress Software or any of its wholly-owned subsidiaries. The Consideration values the entire issued and to be issued share capital of IONA at approximately $161.7 million.
     The implementation of the Scheme and the acquisition is conditional, among other things, upon:
•	the Scheme becoming effective and unconditional by not later than December 15, 2008 (or such later date as SPK and IONA may, with (if required) the consent of the Irish Takeover Panel (the “Panel”), agree and (if required) the High Court of Ireland (the “High Court”) may allow);
•	the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the regulations thereunder;
•	the approval by a majority in number of IONA shareholders representing three-fourths (75 percent) or more in value of the IONA Shares held by such holders present and voting either in person or by proxy, at the meeting or meetings of the IONA shareholders (and any adjournment thereof) convened by order of the High Court pursuant to Section 201 of the Act to consider and, if thought fit, approve the Scheme (with or without amendment) (the “Court Meeting”);
•	the passing of such resolutions (the “Resolutions”) as are required to approve or implement the Scheme at the extraordinary general meeting of the IONA shareholders to be convened in connection with the Scheme (the “Extraordinary General Meeting”), expected to be held on the same day as the Court Meeting as soon as it is concluded or adjourned (and any adjournment thereof);
•	the sanction of the Scheme and confirmation of the reduction of capital involved therein by the High Court and the delivery of an office copy of the order or orders of the High Court sanctioning the Scheme under Section 201 of the Act and confirming the reduction of capital that forms part of it under Sections 72 and 74 of the Act (the “Court Order”) and the minute required by Section 75 of the Act to the Registrar of Companies in Dublin, Ireland (the “Registrar of Companies”) and the registration of such Court Order and minute by the Registrar of Companies; and
•	the conditions, which are not otherwise identified above, being satisfied or waived on or before the sanction of the Scheme by the High Court pursuant to Section 201 of the Act.
     Pursuant to a Deed of Limited Guaranty and Indemnity (the “Guaranty”) entered into by IONA and Progress Software on June 25, 2008, Progress Software, as principal obligor, has guaranteed to IONA the due and punctual payment and performance of all the obligations of SPK (and its successors and assigns) under the Implementation Agreement, provided that the maximum amount payable by Progress Software to IONA will not exceed $161.7 million.
     In addition, IONA has entered into an Expenses Reimbursement and Non-Solicitation Agreement, dated June 25, 2008, with SPK (the “ERA”), the terms of which have been approved by the Panel. Under the ERA, IONA has agreed to pay specific quantifiable third party costs and expenses incurred by SPK in connection with the acquisition in the circumstances outlined below. The liability of IONA to pay these amounts is limited to a maximum amount equal to one percent of the aggregate value of the number of IONA Shares which are the subject of the acquisition multiplied by the Consideration. The circumstances in which such payment will be made include:
•	if the Board of Directors of IONA, or any one or more members thereof, withdraws or adversely modifies its/their recommendation of the Scheme or recommends (or indicates or announces an intention to recommend) a competing offer or scheme;
•	IONA withdraws the Scheme or materially alters any term of the Scheme or takes or omits to take any action in breach of the Implementation Agreement, the result of which is to prevent IONA’s shareholders from voting at any meetings to approve the Scheme; or
•	if prior to the Scheme lapsing or being withdrawn, a competing offer or offers or scheme or schemes are announced and any such offer or scheme becomes effective or unconditional within 12 months of that announcement.
     The non-solicitation undertaking provides that, until the earlier of December 15, 2008 and the date on which the Scheme becomes effective (or lapses or is withdrawn), IONA has agreed that, subject to the fiduciary duties of the Board of Directors of IONA, no member of IONA, its subsidiaries and associated undertakings; or any of their respective directors, officers, employees or advisers shall, among other things, solicit interest or initiate discussions or negotiations with any person with a view to that person acquiring control (as defined in the Irish Takeover Panel Act, 1997, Takeover Rules 2007 and the Irish Takeover Panel Act, 1997, Substantial Acquisition Rules 2007 (where applicable) (collectively, the “Takeover Rules”)) of IONA. Except to the extent required by the Takeover Rules or the Panel, IONA has also agreed to inform and keep informed SPK of any inquiry with respect to or that would reasonably be expected to lead to a competing offer, the material terms of such competing offer and the identity of the person making any such inquiry or proposing a competing offer.
     In connection with the Implementation Agreement, members of IONA’s Board of Directors who are IONA shareholders in respect of the 3,605,193 IONA Shares, in aggregate, they own, representing approximately 9.8 percent of the issued share capital of IONA, have executed Voting Undertakings dated prior or concurrent to the execution of the Implementation Agreement, pursuant to which the directors have agreed, subject to certain exceptions, to vote in favor of the acquisition and the Scheme. These irrevocable undertakings, once given, will lapse in the event that the acquisition and the Scheme lapse or are withdrawn, the resolutions are not passed at the Extraordinary General Meeting and the Court Meeting, the High Court declines or refuses to sanction the Scheme (unless IONA and SPK agree that the decision of the High Court shall be appealed and, if so appealed, a final non-appealable order, decree, judgment, or ruling has been issued), the Scheme does not become effective on or before December 15, 2008, a firm intention to make a higher competing offer is announced pursuant to Rule 2.5 of the Takeover Rules, the Board of IONA withdraws its recommendation to IONA shareholders to vote in favor of the Scheme, or SPK announces that it will not proceed with the acquisition.
     Progress Software Corporation, a Delaware corporation that is a wholly-owned subsidiary of Progress Software, (“Progress SC”) has irrevocably committed to SPK and IONA, in respect of the IONA Shares which it owns, not to vote such IONA Shares at the Court Meeting and to vote such IONA Shares in favor of the Resolutions to be considered at the Extraordinary General Meeting. This irrevocable undertaking, once given, will lapse in the event that the acquisition and the Scheme lapse or are withdrawn, the Resolutions are not passed at the Extraordinary General Meeting and the Court Meeting, the High Court declines or refuses to sanction the Scheme (unless IONA and SPK agree that the decision of the High Court shall be appealed and, if so appealed, a final non-appealable order, decree, judgment, or ruling has been issued), the Scheme does not become effective on or before December 15, 2008, a firm intention to make a higher competing offer is announced pursuant to Rule 2.5 of the Takeover Rules, the Board of IONA withdraws its recommendation to IONA shareholders to vote in favor of the Scheme, or SPK announces that it will not proceed with the acquisition.
     The foregoing descriptions of the Implementation Agreement, the Guaranty, the ERA, and the Voting Undertakings of members of IONA’s Board of Directors and Progress SC are only summaries, and do not purport to be complete and are qualified in their entirety by reference to the Implementation Agreement, the Guaranty, the ERA, the Form of Voting Undertaking executed by members of IONA’s Board of Directors and the Voting Undertaking of Progress SC (collectively, the “Acquisition Documents”), which are filed hereto as Exhibits 2.1-2.5 to this Current Report on Form 8-K and incorporated by reference into this Item 1.01. Other than the Acquisition Documents, there is no material relationship between Progress Software or SPK and IONA.
     Forward-Looking Statements
     Certain items in this Form 8-K may contain forward-looking statements that are based on current expectations or beliefs, as well as assumptions about future events. Forward-looking statements are statements that contain predictions or projections of future events or performance, and often contain words such as “anticipates”, “can”, “estimates”, “believe”, “expects”, “projects”, “will”, “might”, or other words indicating a statement about the future. These statements are based on our current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual events to differ materially from those described in the forward-looking statements. Reliance should not be placed on any such statements because of their very nature, they are subject to known and unknown risks and uncertainties and can be affected by factors that could cause them to differ materially from those expressed or implied in the forward-looking statements. We can give no assurance that expectations will be attained. Risks, uncertainties and other important factors that could cause actual results to differ from those expressed or implied in the forward looking statements include: uncertainties as to the timing of the closing of Progress Software’s acquisition of IONA; uncertainties as to whether the shareholders of IONA will vote in favor of IONA’s acquisition by Progress Software; the risk that competing offers to acquire IONA will be made; the possibility that various closing conditions for the transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; the effects of disruption from the transaction making it more difficult to maintain relationships with employees, licensees, other business partners or governmental entities; other business effects, including the effects of industry, economic or political conditions outside of Progress Software’s or IONA’s control; transaction costs; actual or contingent liabilities; uncertainties as to whether anticipated synergies will be realized; uncertainties as to whether IONA’s business will be successfully integrated with Progress Software’s business; and other risks and uncertainties discussed in documents filed with the U.S. Securities and Exchange Commission by Progress Software and IONA, including the Annual Report on Form 10-K filed by Progress Software on January 29, 2008, as well as the Quarterly Report on Form 10-Q filed by Progress Software on April 9, 2008, and the Annual Report on Form 10-K filed by IONA on March 14, 2008, as well as the Quarterly Report on Form 10-Q filed by IONA on May 12, 2008. Such forward-looking statements speak only as of the date of this announcement. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations with regard thereto or change in events, conditions, or circumstances on which any such statement is based.
     Statement Required by the Takeover Rules
     The directors of SPK and the directors of Progress Software accept responsibility for the information contained in this Form 8-K. To the best of the knowledge and belief of the directors of SPK and the directors of Progress Software (who have taken all reasonable care to ensure that such is the case), the information contained in this Form 8-K for which they accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information.
     Important Additional Information and Where to Find It
     In connection with the acquisition, IONA intends to file with the Securities and Exchange Commission and mail to its shareholders a proxy statement (comprising the scheme of arrangement document). Investors and shareholders of IONA are urged to read the proxy statement (comprising the scheme of arrangement document) and the other relevant materials when they become available because they will contain important information about Progress Software, SPK, IONA and the proposed acquisition and related matters.
     The proxy statement (comprising the scheme of arrangement document) and other relevant materials (when they become available), and any and all documents filed by Progress Software and IONA with the Securities and Exchange Commission, may be obtained free of charge at the Securities and Exchange Commission’s web site at www.sec.gov. In addition, investors and shareholders may obtain free copies of the documents filed with the Securities and Exchange Commission by Progress Software by directing a written request to Progress Software, 14 Oak Park Drive, Bedford, Massachusetts 01730, United States of America, Attention: Investor Relations, and by IONA by directing a written request to IONA, c/o IONA Technologies, Inc., 200 West Street, Waltham, Massachusetts 02451, United States of America, Attention: Investor Relations.
     INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT (COMPRISING THE SCHEME OF ARRANGEMENT DOCUMENT) AND THE OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED ACQUISITION.
     As of the date of this Form 8-K, Progress Software and its affiliates own 362,000 IONA shares in total, representing approximately 0.99 per cent of the issued share capital of IONA and have an economic interest, through contracts for difference, in 1,442,873 IONA shares in total, representing approximately 3.95 per cent of the issued share capital of IONA.
     Progress Software, SPK Acquisitions Limited and IONA Technologies plc and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the shareholders of IONA in connection with the acquisition. Information about those executive officers and directors of Progress is set forth in Progress Software’s Annual Report on Form 10-K for the year ended 30 November 2007, which was filed with the Securities and Exchange Commission on 29 January 2008, the proxy statement for Progress Software’s 2008 Annual Meeting, which was filed with the Securities and Exchange Commission on 24 March 2008, and is supplemented by other public filings made, and to be made, with the Securities and Exchange Commission. Information about those executive officers and directors of IONA and their ownership of IONA Shares is set forth in IONA’s Annual Report on Form 10-K for the year ended 31 December 2007, which was filed with the Securities and Exchange Commission on 14 March 2008, and the proxy statement for IONA’s 2008 Annual General Meeting, which was filed with the Securities and Exchange Commission on 29 April 2008, and is supplemented by other public filings made, and to be made, with the Securities and Exchange Commission. Investors and shareholders may obtain additional information regarding the direct and indirect interests of Progress Software, SPK Acquisitions Limited, IONA and their respective executive officers and directors in the acquisition by reading the proxy statement (comprising the scheme of arrangement document) and other filings referred to above.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits
See Exhibit Index attached hereto.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 26, 2008	Progress Software Corporation
	By:	/s/ Norman R. Robertson
Senior Vice President, Finance and
Administration and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1	Implementation Agreement, dated as of June 25, 2008, by and among IONA Technologies PLC, SPK Acquisitions Limited and, with respect to Section 7.4 and Section 7.7 only, Progress Software Corporation.

2.2	Deed of Limited Guaranty and Indemnity, dated as of June 25, 2008, by and between IONA Technologies PLC and Progress Software Corporation.

2.3	Expenses Reimbursement and Non-Solicitation Agreement, dated as of June 25, 2008, by and between IONA Technologies PLC and SPK Acquisitions Limited.

2.4	Form of Voting Undertaking Executed by Members of IONA’s Board of Directors.

2.5	Voting Undertaking, dated June 25, 2008, by Progress SC.